UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 17, 2025

CYTOSORBENTS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36792	98-0373793
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

305 College Road East Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 329-8885

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CTSO	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Inducement Grant to Vice President and Corporate Controller

On April 17, 2025, CytoSorbents Corporation (the “Company”) issued a press release announcing the appointment of Melanie Grossman as Vice President and Corporate Controller of the Company. In connection with Ms. Grossman's appointment, she entered into an offer letter with the Company date March 27, 2025. The offer letter provided that Ms. Grossman will receive, upon her anticipated start date of April 14, 2025, the following stock awards which are being provided as an inducement grant pursuant to Nasdaq Stock Market Rule 5635(c)(4):

•	25,000 Non-Qualified Stock Options to purchase a total of 25,000 shares of common stock. The stock options have a 10-year term and an exercise price per share of $0.99, the fair market value of the Company’s common stock on April 14, 2025, the date of grant. The stock options vest 50% on the first-year anniversary of the date of grant and 25% of the award on each of the second year and third anniversaries of the date of grant;
•	35,000 Restricted Stock Units (sign on) that will vest upon the earlier of i) a change-in-control of the Company, or ii) cliff vest in four years; and
•	35,000 Change-of-Control Restricted Stock Units that will vest only in the event of a change-of-control of the Company.

A copy of the press release is furnished herewith as Exhibit 99.1.*

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of the Company, dated April 17, 2025
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

* The information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2025	CYTOSORBENTS CORPORATION

	By:	/s/ Dr. Phillip P. Chan
	Name:	Dr. Phillip P. Chan
	Title:	Chief Executive Officer